WARRANT


THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JUNE 18, 1996 (THE "STOCKHOLDERS AGREEMENT"), BY AND AMONG BPC HOLDING CORPORATION, ATLANTIC EQUITY PARTNERS INTERNATIONAL II, L.P. AND CERTAIN MEMBERS OF MANAGEMENT OF BERRY PLASTICS CORPORATION, AS SUCH STOCKHOLDERS AGREEMENT MAY BE MODIFIED AND SUPPLEMENTED AND IN EFFECT FROM TIME TO TIME, AND NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. A COPY OF THE STOCKHOLDERS AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THOSE PROVISIONS OF THE STOCKHOLDERS AGREEMENT WHICH APPLY TO THIS WARRANT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND ACCORDINGLY, MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.


                                             August 29, 1997
No. of Stock Units: 2,481                    Warrant No. B-2

                              WARRANT

          to Purchase Class B Non-Voting Common Stock of

                      BPC HOLDING CORPORATION

     THIS IS TO CERTIFY THAT D. CRAIG RATHBUN, or his registered assigns, is entitled to purchase in whole or in part from time to time from BPC Holding Corporation, a Delaware corporation (the "ISSUER"), at any time on and after the Closing Date (as hereinafter defined), but not later than 5:00 p.m., New York time, on August 29, 2007 (the "EXPIRATION DATE"), 2,481 Stock Units (as hereinafter defined and subject to adjustment as provided herein) at a purchase price of $108.00 per Stock Unit (the "EXERCISE PRICE"), subject to the terms and conditions provided herein and in the Reorganization Agreement (as hereinafter defined).

     This Warrant is issued pursuant to the Agreement and Plan of Reorganization dated as of August 29, 1997 (as modified and supplemented and in effect from time to time, the "REORGANIZATION AGREEMENT") among the Issuer, Berry Plastics Corporation, VABC Acquisition Corp., Venture Packaging, Inc. ("Venture"), the subsidiaries of Venture and the shareholders of Venture.

          SECTION 1. CERTAIN DEFINITIONS. (a) Each capitalized term used herein without definition shall have the meaning assigned thereto (or incorporated by reference) in the Reorganization Agreement and in the Exhibits thereto.

          (b) As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Warrant in the singular to have the same meanings when used in the plural and vice versa):

          "BOARD" shall mean the Board of Directors of the Issuer.

          "BUSINESS DAY" shall mean any day on which commercial banks are not authorized or required to close in New York City.

          "CLASS B COMMON STOCK" means the Issuer's Class B Non-Voting Common Stock, $.01 par value per share, or any other common stock or other securities receivable thereon, or into which the Class B Non-Voting Common Stock is convertible or exchangeable, as a result of any recapitalization, reclassification, merger or consolidation of, or deposition of assets by, the Issuer.

          "CLOSING DATE" shall mean the date set forth on the first page of this Warrant.

          "COMMON STOCK" shall mean the Common Stock of the Issuer, of any class or series whatsoever including, without limitation, the Class B Common Stock, or any other common stock or other securities receivable thereon, or into which the Common Stock is convertible or exchangeable, as a result of any recapitalization, reclassification, merger or consolidation of, or disposition of assets by, the Issuer.

          "CURRENT MARKET PRICE" shall mean, with respect to a share of Common Stock as of any date (a) for a period of 30 Business Days after the date of the IPO, the offering price of such Common Stock or (b) in any other case (i) the fair market value per share of such Common Stock, as reasonably determined in good faith by the Board, using an appropriate valuation method, assuming an arms-length sale to an independent party of all of the Common Stock of the Issuer, without giving regard to the lack of liquidity of such Common Stock due to any restrictions contained in the Stockholders Agreement, the Reorganization Agreement or otherwise or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding which are convertible into or exchangeable for such Common Stock and the exercise of all rights and warrants (including the Warrants) then outstanding and exercisable to purchase shares of such Common Stock or securities convertible into or exchangeable for shares of such Common Stock, or (ii) if there shall be a public market for such Common Stock, the average of the daily market prices for each day during the 30 consecutive trading days commencing 45 Business Days before such date as of which such a price can be established in the manner set forth below. The market price for each such Business Day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted on the Nasdaq Stock Market, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.

          "EXERCISE NOTICE" shall have the meaning assigned to such term in
Section 2 hereof.

          "EXERCISE PRICE" shall have the meaning assigned to such term in the first paragraph of this Warrant.

          "EXPIRATION DATE" shall have the meaning assigned to such term in the first paragraph of this Warrant.

          "HOLDER" shall mean the registered holder of this Warrant.

          "INCLUDE" and "INCLUDING" shall be construed as if followed by the phrase ", without being limited to,"

          "IPO" shall mean the Issuer's first firm commitment underwritten public offering involving the sale of Common Stock of the Issuer, pursuant to an effective registration statement under the Securities Act.

          "ISSUER" shall have the meaning assigned to such term in the first paragraph of this Warrant.

          "JOINDER AGREEMENT" means the Joinder Agreement dated as of the date hereof pursuant to which the Holder became a party to the Stockholders Agreement on the terms set forth in the Joinder Agreement.

          "PERSON" means any individual, corporation, general or limited partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization, cooperative, association or governmental branch, authority, agency or political subdivision thereof.

          "REORGANIZATION AGREEMENT" shall have the meaning assigned to such term in the second paragraph of this Warrant.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "STOCKHOLDER" shall mean any Person who directly or indirectly owns any shares of Common Stock (including Warrant Stock).

          "STOCKHOLDERS AGREEMENT" means the Amended and Restated
Stockholders Agreement dated as of June 18, 1996, among the Issuer, Atlantic Equity Partners International II, L.P. and certain members of management of Berry Plastics Corporation.

          "STOCK UNIT" shall mean one share of Class B Common Stock, as such Class B Common Stock is constituted on the date hereof, and thereafter shall mean such number of shares (including any fractional shares) of Class B Common Stock and other securities, cash or other property as shall result from the adjustments specified in Section 4 hereof.

          "WARRANT HOLDER" shall mean any Person who acquires Warrants or Warrant Stock pursuant to the provisions of the Reorganization Agreement, including any transferees of Warrants or Warrant Stock.

          "WARRANT STOCK" shall mean all shares of Class B Common Stock issuable from time to time upon exercise of the Warrants.

          "WARRANTS" shall mean the warrants originally issued by the Issuer pursuant to the Reorganization Agreement (of which this Warrant is one), evidencing rights to purchase up to the aggregate amount of Stock Units set forth therein, and all Warrants issued upon transfer, division, or combination of, or in substitution for, such Warrants.

          SECTION 2. EXERCISE OF WARRANT. On and after the Closing Date and until 5:00 p.m., New York time, on the Expiration Date, the Holder may exercise this Warrant, on one or more occasions, on any Business Day, in whole or in part, by delivering to the Issuer, at its office maintained for such purpose pursuant to Section 5.01 hereof, (a) a written notice of the Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased (the "EXERCISE NOTICE"), (b) payment of the Exercise Price (payable as set forth below) for the number of Stock Units as to which this Warrant is being exercised, and (c) this Warrant.
At the option of the Holder, the Exercise Price shall be payable (a) in cash or by certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to the account of the Issuer or (b) by delivery of this Warrant Certificate to the Issuer for cancellation in accordance with the following formula: in exchange for each share of Class B Common Stock issuable on exercise of each Warrant represented by this Warrant Certificate that is being exercised, such Holder shall receive such number of shares of Class B Common Stock as is equal to the product of (i) the number of shares of Class B Common Stock issuable upon exercise of the Warrants being exercised at such time multiplied by (ii) a fraction, the numerator of which is the Current Market Price per share of Class B Common Stock at such time minus the Exercise Price per share of Class B Common Stock at such time, and the denominator of which is the Current Market Price per share of Class B Common Stock at such time.

           Upon receipt thereof, the Issuer shall, as promptly as practicable and in any event within 5 Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder, at the cost and expense of the Issuer, a stock certificate or certificates representing the aggregate number of shares of Warrant Stock and other securities issuable upon such exercise and any other property to which such Holder is entitled.

          The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be registered in the name of the Holder or such other name or names as shall be designated in such Exercise Notice. Such stock certificate or certificates shall be deemed to have been issued and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including, to the extent permitted by law, the right to consent or to receive notice as a Stockholder, as of the date on which the last of the Exercise Notice, payment of the Exercise Price and this Warrant is received by the Issuer as aforesaid. If this Warrant shall have been exercised only in part, the Issuer shall, at the time of delivery of the certificate or certificates representing Warrant Stock and other securities, execute and deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

          All shares of Class B Common Stock issuable upon the exercise of this Warrant shall, upon payment therefor in accordance herewith, be duly and validly issued, fully paid and nonassessable and free and clear of any liens, charges or other encumbrances of any nature.

          The Issuer shall not be required to issue a fractional share of Class B Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall pay (at the time this Warrant is exercised for all shares of Class B Common Stock remaining subject hereto) a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Class B Common Stock on the date of exercise.

          SECTION 3. TRANSFER, DIVISION AND COMBINATION. (a) Transfer of this Warrant and the rights of the Holder hereunder are subject to the terms of the Joinder Agreement and the Stockholders Agreement.

          (b) This Warrant may be exchanged for other Warrants of the same series upon presentation to the Issuer, together with a written notice specifying the denominations in which new Warrants are to be issued, signed by the Holder hereof. The Issuer shall execute and deliver a new Warrant or Warrants to the holder in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Issuer shall pay all expenses, taxes (including transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of the Warrants, including any transfer or exchange thereof.

          (c) The Issuer shall maintain books for the registration and transfer of the Warrants, and shall allow each holder of Warrants to inspect such books at such reasonable times as such holder shall request.

          SECTION 4.  ADJUSTMENTS.

          (a) SUBDIVISIONS AND COMBINATIONS. If at any time the Issuer shall:

                 (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a Common Stock dividend or other distribution of Common Stock;

                (ii) subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then immediately after the occurrence of any such event the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted so as to equal the number of shares of Warrant Stock which such holder would have been entitled to receive if such holder had exercised the Warrant immediately prior to the occurrence of such event.

          (b) DIVIDENDS AND DISTRIBUTIONS. If at any time the Issuer shall pay any dividend or make any other distribution to holders of its Common Stock of any cash, evidence of indebtedness or other property of any nature whatsoever (other than as provided in subsections (a), (c)(i)(A) and (d)(i)(A) hereof), then immediately after the occurrence of any such event the Exercise Price per Stock Unit shall be reduced by the amount of such dividend paid on each share of Common Stock. For purposes of this Section 4(b), the value of any dividend, paid in a manner other than cash, shall be the fair value thereof as reasonably determined in good faith by the Board.

          (c)  ISSUANCE OF COMMON STOCK.  In case at any time the Issuer
(i) (A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase shares of any class or series of Common Stock or (B) shall otherwise sell or issue any such securities and (ii) the consideration per share of Common Stock to be paid upon such issuance or subscription is less than the Current Market Price per share of Common Stock on such record date, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such record date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of
(A) the number of shares of Common Stock outstanding after giving effect to such issuance, distribution, subscription or purchase and (B) the Current Market Price per share of Common Stock determined immediately before such record date and (ii) the denominator of which shall be equal to the sum of
(A) the product of (1) the number of shares of Common Stock outstanding immediately before such record date and (2) the Current Market Price per share of Common Stock determined immediately before such record date and
(B) the aggregate consideration to be received by the Issuer for the total number of shares of Common Stock to be issued, distributed, subscribed for or purchased. Aggregate consideration for purposes of the preceding clause (B) shall be determined as follows: In case any shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer therefor. In case any shares of Common Stock shall be issued or sold for a consideration other than cash payable to the Issuer, the consideration received therefor shall be deemed to be the fair value of such consideration as determined by the Board. In case any shares of Common Stock shall be issued in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such shares of Common Stock.

          (d) ISSUANCE OF OTHER SECURITIES, RIGHTS OR OBLIGATIONS. In case at any time the Issuer (i)(A) shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase options to purchase or rights to subscribe for Common Stock or securities directly or indirectly convertible into or exchangeable for Common Stock (or options or rights with respect to such securities) or
(B) shall otherwise issue or sell any such options, rights or securities and (ii) the consideration per share for which Common Stock is deliverable upon exercise of such options or rights or conversion or exchange of such securities (determined by dividing (x) the total amount received or receivable by the Issuer in consideration of the issuance of or subscription for such options, rights or securities, plus the minimum aggregate amount of premiums (if any) payable to the Issuer upon such exercise, conversion or exchange, by (y) the total maximum number of shares of Common Stock necessary to effect the exercise, conversion or exchange of all such options, rights or securities) shall be less than the Current Market Price per share of Common Stock on such record date or sale or issuance date, as the case may be, then the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of shares of Warrant Stock comprising a Stock Unit immediately prior to such date by a fraction (not to be less than one) (i) the numerator of which shall be equal to the product of
(A) the total maximum number of shares of Common Stock outstanding after giving effect to the assumed exercise or conversion of all such options, rights or securities and (B) the Current Market Price per share of Common Stock determined immediately before such date and (ii) the denominator of which shall be equal to the sum of (A) the product of (1) the number of shares of Common Stock outstanding immediately before such date and (2) the Current Market Price per share of the Common Stock determined immediately before such date and (B) the aggregate consideration per share (determined as set forth in subsection (ii) (x) and (y) above) for which Common Stock is deliverable upon exercise, conversion or exchange of such options, rights or securities. Aggregate consideration for purposes of the preceding clause (B) shall be determined as follows: In case any options, rights or convertible or exchangeable securities (or options or rights with respect thereto) shall be issued or sold, or exercisable, convertible or exchangeable for cash, the consideration received therefor shall be deemed to be the amount payable to the Issuer (determined as set forth in subsection (ii) (x) and (y) above) therefor. In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable for a consideration other than cash payable to the Issuer, the consideration received therefor (determined as set forth in subsection (ii) (x) and (y) above) shall be deemed to be the fair value of such consideration as determined by the Board, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Issuer in connection therewith. In case any such options, rights or securities shall be issued or sold, or exercisable, convertible or exchangeable in connection with any merger of another corporation into the Issuer, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such options, rights or securities.

          (e) SUPERSEDING ADJUSTMENT. If, at any time after any adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall have been made on the basis of the issuance of any options or rights, or convertible or exchangeable securities (or options or rights with respect to such securities) pursuant to subsection (d) hereof:

                 (i) the options or rights shall expire prior to exercise or the right to convert or exchange any such securities shall terminate; or

                (ii) the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such options or rights or convertible or exchangeable securities shall be increased or decreased, other than under or by reason of provisions designed to protect against dilution;

such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such options or rights or convertible or exchangeable securities with respect to shares of Common Stock on the basis of:

               (A) treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such options, rights or securities as having been issued on the date or dates of such exercise, conversion or exchange and for the consideration actually received and receivable therefore, and

               (B) treating any such options, rights or securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such options, rights or securities.

To the extent called for by the foregoing provisions of this Section 4(e) on the basis aforesaid, a new adjustment in the number of shares of Warrant Stock comprising a Stock Unit shall be made, determined using the Current Market Price used at the time of the original determination, which new adjustment shall supersede the previous adjustment so rescinded and annulled. If the exercise, conversion or exchange price provided for in any such option, right or security shall decrease at any time under or by reason of provisions designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise, conversion or exchange of any such option, right or security, the Stock Unit purchasable upon the exercise of a Warrant shall forthwith be adjusted in the manner which would have obtained had the adjustment made upon issuance of such option, right or security been made upon the basis of the issuance of (and the aggregate consideration received for) the Shares of Common Stock delivered as aforesaid.

          (f) OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Warrant Stock comprising a Stock
Unit:

                 (i) The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Issuer shall be deemed to be an issuance thereof for purposes of this Section.

                (ii) In computing adjustments under this Section, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

               (iii) If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (g) MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. If the Issuer shall merge or consolidate with another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, cash, shares of common stock or other securities of the successor or acquiring corporation, or property of any nature is to be received by or distributed to the holders of Common Stock of the Issuer, then each holder of Warrants which are by their terms then exercisable shall, at such holder's election, have the right to receive (whether or not such holder exercises such Warrants) the amount it would have been entitled to receive if such holder had exercised such Warrants immediately prior to the occurrence of such merger, consolidation or disposition of assets, net of the exercise price of such Warrants, and after such election is made, this Warrant shall be null and void. In case of any such merger, consolidation or disposition of assets in which the foregoing election is not made, the successor or acquiring corporation (and any affiliate thereof issuing securities) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Issuer and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board and reasonably acceptable to the holders of a majority in interest of the Warrants) in order to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section. The foregoing provisions shall similarly apply to successive mergers, consolidations and dispositions of assets.

          (h) NOTICE OF ADJUSTMENTS. Whenever the number of shares of Warrant Stock comprising a Stock Unit shall be adjusted pursuant to this Agreement, the Issuer shall forthwith obtain a certificate signed by a firm of independent accountants of recognized national standing selected by the Issuer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Warrant Stock comprising a Stock Unit, after giving effect to such adjustment or change. The Issuer shall promptly cause a signed copy of such certificate to be delivered to each holder of Warrants. The Issuer shall keep at its office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of Warrants or any prospective purchaser of Warrants designated by the registered holder hereof.

          (i) NOTICE OF CERTAIN CORPORATE ACTION. If the Issuer shall propose (i) to pay any dividend to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock; (ii) to offer to the holders of its Common Stock rights to subscribe for or to purchase any additional shares of Common Stock (or options or rights with respect thereto); (iii) to effect any reclassification of its Common Stock;
(iv) to effect any capital reorganization; (v) to effect any consolidation or merger involving the Issuer or sale, transfer or other disposition of all or substantially all of its assets; or (vi) to effect the liquidation, dissolution or winding up of the Issuer, then, in each such case, the Issuer shall give to each holder of Warrants a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such dividend, distribution or rights offer, or the date or anticipated date on which such reclassification, issuance, reorganization, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is to take place and the date or anticipated date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, and the number of shares of Warrant Stock which will comprise a Stock Unit after giving effect to any adjustment which will be required as a result of such action, if any. Such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any other such action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier.

          (j) NO ADJUSTMENT NECESSARY. Anything to the contrary herein notwithstanding, no adjustment to the number of shares of Warrant Stock comprising a Stock Unit shall be made as a result of, or in connection with, the issuance of shares of Common Stock, or options or warrants to purchase shares of Common Stock, to management in connection with the performance of services at fair market value (as determined by the Board in its reasonable judgment).


          SECTION 5. MISCELLANEOUS.

          5.01 OFFICE OF ISSUER. So long as any of the Warrants remains outstanding, the Issuer shall maintain an office in the continental United States of America where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at c/o 101 Oakley Street, Evansville, Indiana 47710, unless and until the Issuer shall designate and maintain some other office for such purposes and give notice thereof to all Warrant Holders.

          5.02 NOTICES GENERALLY. Any notices and other communications pursuant to the provisions hereof shall be sent in accordance with the provisions of Section 11.7 of the Reorganization Agreement.

          5.03 GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues concerning the relative rights of the Issuer and its Stockholders. All other issues hereunder shall be governed by and construed in accordance with the procedural and substantive laws of the State of New York without regard for its conflicts of laws rules. The Issuer agrees that it may be served with process in State of New York and any action for breach of this Warrant may be prosecuted against it in the courts of that State.

          5.04 LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Class B Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a Stockholder of the Issuer, whether such liability is asserted by the Issuer, by any creditor of the Issuer or any other Person.

          5.06 LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), at its expense, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

          5.07 JOINDER TO STOCKHOLDER AGREEMENT. Simultaneously with the receipt of this Warrant, the Holder shall execute and deliver a Joinder Agreement whereby the Holder shall agree to be bound by the terms of the Stockholders Agreement, as set forth in such Joinder Agreement.





          IN WITNESS WHEREOF, the Issuer has duly executed this Warrant as of the date first written above.


                              BPC HOLDING CORPORATION



                              By:  /S/ JAMES M. KRATOCHVIL
                              ------------------------------
                                 James M. Kratochvil
                                 Vice President